Bridgeway Funds, Inc.

Managed Volatility Fund (Formerly, Balanced Fund)

(the “Fund”)

Supplement dated June 29, 2010 to the Prospectus

and Statement of Additional Information (“SAI”) dated October 31, 2009

The following change is made to the Prospectus and SAI:

The Fund’s Board of Directors has approved, effective June 30, 2010, the name change of the Balanced Fund to the Managed Volatility Fund. All references to the “Balanced Fund” are replaced with “Managed Volatility Fund.”

This information supplements the Prospectus and SAI of Bridgeway Funds, Inc. dated October 31, 2009.

Please retain this supplement for future reference.